Exhibit 10.19

SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this "Agreement") is dated as of November ___, 2012, among Oramed Pharmaceuticals Inc., a Delaware corporation (the "Company"), and the investors identified on the signature page hereto (each, an "Investor" and collectively the “Investors”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 promulgated thereunder, the Company desires to issue and sell to each Investor, and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

ARTICLE I.
DEFINITIONS

1.1           Definitions.  In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

"Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

"Closing Date" means the Trading Day when all of the all conditions precedent to (A) the Investors’ obligations to pay the Investment Amount and (B) the Company’s obligations to deliver the Securities have been satisfied or waived.

"Common Stock" means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such common stock may hereafter be reclassified or changed into.

"Investment Amount" means, with respect to each Investor, the aggregate amount to be paid for Shares and Warrants purchased hereunder as indicated below such Investor's name on the signature page of this Agreement and as set forth on Schedule 1.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

"Per Unit Purchase Price" means $0.37.

"Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

"Rule 144" means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

"SEC" means the U.S. Securities and Exchange Commission.

"Securities" means the Shares, the Warrants and the Warrant Shares.

"Shares" means the shares of Common Stock issued or issuable to the Investors pursuant to this Agreement.

"Short Sales" means, without limitation, all "short sales" as defined in Rule 200 of Regulation SHO promulgated under the Exchange Act.

"Trading Day" means any day other than Friday, Saturday, Sunday or other day on which commercial banks in The City of New York or Israel are authorized or required by law to remain closed.

"Transaction Documents" means this Agreement, the Warrants and any other documents or agreements executed in connection with the transactions contemplated hereunder.

"Warrants" means the Common Stock purchase warrants in the form of Exhibit A.

"Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

2.1           Closing.  On the Closing Date, subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, severally and not jointly, and each Investor, severally and not jointly, shall purchase from the Company, the Shares and the Warrants set forth opposite such Investor’s name on Schedule 1. Upon satisfaction of the conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at such location as the parties shall mutually agree.

2.2           Deliveries.

(a)      On the date hereof, the Company and each of the Investors shall deliver or cause to be delivered to the other, this Agreement, together with all exhibits and schedules attached thereto, duly executed by an authorized representative.

(b)      On the Closing Date, the Company shall deliver or cause to be delivered to each Investor the following:

(i)           a certificate evidencing the number of Shares equal to such Investor’s Investment Amount divided by the Per Unit Purchase Price, registered in the name of such Investor as set forth on Schedule 1; and

(ii)           a warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares of Common Stock equal to 50% of the number of Shares issuable to such Investor pursuant to Section 2.2(i).

(c)      On the Closing Date, each Investor shall deliver or cause to be delivered (by check or wire transfer) the aggregate amount of the Investor’s Investment Amount in payment for the Shares and Warrants in accordance with the instructions set forth on Schedule 2 hereof.

2.3           Closing Conditions.

(a)      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions having been met:

(i)           the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Investors contained herein;

(ii)          all obligations, covenants and agreements of the Investors contained herein required to be performed at or prior to the Closing Date shall have been performed; and

(iii)         the delivery by the Investors of the items set forth in Section 2.2(c) of this Agreement.

(b)      The respective obligations of the Investors hereunder in connection with the Closing are subject to the following conditions having been met:

(i)           the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

(ii)          all obligations, covenants and agreements of the Company contained herein required to be performed at or prior to the Closing Date shall have been performed;

(iii)          the delivery by the Company of the items set forth in Section 2.2(b) of this Agreement;

(iv)          from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the SEC or the National Association of Securities Dealers over-the-counter electronic bulletin board (the “OTCBB”).

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1           Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investors as follows on the date hereof and as of the Closing Date:

(a)      Organization, Good Standing and Qualification of the Company.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has all requisite corporate power and authority to own and operate its properties and to carry on its business as now being conducted and as proposed to be conducted.  The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which failure to so qualify would materially and adversely affect the business, properties, operations, prospects or condition, financial or otherwise, of the Company.  The resolutions adopted by the directors of the Company on August 8, 2012 authorizing the transactions contemplated by the Transaction Documents have not been amended or modified in any way, have not been rescinded and are in full force and effect on the date hereof.

(b)      Corporate Authority; Enforceability.  The Company has full right, power and authority to issue and sell the Securities as herein contemplated and the Company has full power and authority to enter into and perform its obligations under the Transaction Documents.  The execution and delivery of the Transaction Documents and the consummation of the transactions contemplated herein and therein have been duly authorized and approved by all requisite corporate action, and each of the Transaction Documents are a valid and legally binding obligation of the Company.

(c)      Conflicts.  Neither the authorization, execution and delivery of the Transaction Documents nor the consummation of the transactions herein and therein contemplated, will (i) conflict with or result in a breach of any of the terms of the Company’s Certificate of Incorporation or By-Laws, (ii) violate any judgment, order, injunction, decree or award of any court or governmental body, having jurisdiction over the Company, against or binding on the Company or to which its property is subject, (iii) violate any material law or regulation of any jurisdiction which is applicable to the Company, (iv) violate, conflict with or result in the breach or termination of, or constitute a default under, the terms of any material agreement to which the Company is a party, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise of the Company, or (v) violate or conflict with the rules and regulations of the OTCBB applicable to the Company.

(d)      Capitalization. The authorized capital of the Company as of the date hereof consists of 200,000,000 shares of Common Stock, of which there were (i) 84,788,784 issued and outstanding as of the date hereof as fully paid and non-assessable shares; (ii) options and/or warrants to purchase 16,043,201 shares of Common Stock; and (iii) employee and directors options to purchase 7,824,000 shares of Common Stock. As of the date hereof, the Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans and the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plan outstanding as of the date of the most recently filed periodic report under the Exchange Act.  All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable.  No further approval or authorization of any stockholder or the Board of Directors of the Company is required for the issuance and sale of the Securities.  The issuance of the Securities pursuant to the provisions of this Agreement will not violate any preemptive rights or rights of first refusal granted by the Company that will not be validly waived or complied with, and will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors through no action of the Company. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

(e)      Litigation.  There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency or regulatory authority now pending, or, to the best knowledge of the Company, threatened against the Company which, if adversely determined, could materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Company. There is no action, suit or proceeding by the Company currently pending or that the Company currently intends to initiate.

(f)       Compliance with Laws.  The Company is not in violation of any statute, law, rule or regulation, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality, except for such violations or defaults which do not materially and adversely affect the business, assets, operations, prospects or condition, financial or otherwise, of the Company.

(g)      Governmental Consents.  Subject to the accuracy of the representations and warranties of the Investors set forth herein, no registration or filing with, or consent or approval of or other action by, any Federal, state or other government agency under laws and regulations thereof as now in effect is or will be necessary for the valid execution, delivery and performance by the Company of the Transaction Documents, and the issuance, sale and delivery of the Securities, other than the filing of a Form D with the SEC and the filings required by state securities law.

(h)      Regulatory Matters.  The clinical, pre-clinical and other trials, studies and tests conducted by or on behalf of or sponsored by the Company relating to its pharmaceutical product candidates were and, if still pending, are being conducted in all material respects in accordance with medical and scientific protocols and research procedures that the Company reasonably believes are appropriate.  The descriptions of the results of such trials, studies and tests as set forth in the SEC Documents (as defined in Section 3(i) of this Agreement), provided to the Investors are accurate in all material respects and fairly present the data derived from such trials, studies and tests.  All clinical trials conducted by the Company have been in compliance in all material respects with applicable laws and regulations.  The Company has not received any warning letters or written correspondence from the FDA and/or any other governmental entity or agency requiring the termination, suspension or modification of any clinical, pre-clinical and other trials, studies or tests that are material to the Company.   None of the clinical trials that the Company is currently conducting or sponsoring is subject to any temporary or permanent clinical hold by the FDA or any other governmental entity or agency, and the Company has no reason to believe that such clinical trials will be subject to any such action.  The Company is planning to file an Investigational New Drug Application with the United States Food and Drug Administration (“FDA”) for a phase II clinical trial it intends to conduct with respect to its orally ingestible insulin capsule (ORMD0801) (the “IND Application”).  The IND Application will be in material compliance with applicable laws and rules and regulations when filed.

(i)       SEC Documents; Financial Statements.  For the past twelve (12) months, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”).  The Company has delivered to the Investors or their respective representatives true, correct and complete copies of each of the SEC Documents not available on the Electronic Data Gathering, Analysis, and Retrieval system of the SEC (“EDGAR”) that have been requested by an Investor.  As of their respective dates, the SEC Documents complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing.  Such financial statements have been prepared in accordance with generally accepted accounting principles (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).  The Company has no liabilities or obligations required to be disclosed in the SEC Documents that are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s business.

(j)      Sarbanes-Oxley; Internal Accounting Controls. Each SEC Document containing financial statements that has been filed with or submitted to the SEC was accompanied by the certifications required to be filed or submitted by the Company’s chief executive officer and chief financial officer pursuant to the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”); at the time of filing or submission of each such certification, such certification was true and accurate and complied with the Sarbanes-Oxley Act and the rules and regulations promulgated thereunder; such certifications contain no qualifications or exceptions to the matters certified therein and have not been modified or withdrawn; and neither the Company nor any of its officers has received notice from any governmental entity questioning or challenging the accuracy, completeness, form or manner of filing or submission of such certification;

(k)      Absence of Changes.  The Common Stock is quoted for trading on the OTCBB.  No order ceasing, halting or suspending trading in the Common Stock nor prohibiting the sale of the Common Stock has been issued to and is outstanding against the Company or its directors, officers or promoters, and, to the best of the Company’s knowledge, no investigations or proceedings for such purposes are pending or threatened.  The Company has not taken any action which would be reasonably expected to result in the delisting or suspension of quotation of the Common Stock on or from the OTCBB and the Company has complied in all material respects with the rules and regulations of eligibility on the OTCBB.  The Company has not taken any steps to seek protection pursuant to any bankruptcy law nor does the Company have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead any creditor or creditors to do so.  Based on the financial condition of the Company as of the date hereof, after giving effect to the receipt by the Company of the proceeds from the transactions contemplated hereby, the Company reasonably believes that (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid.  The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).  The SEC Documents set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

(l)       Patents and Trademarks. The Company has rights to use all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with its business as described in the SEC Documents and which the failure to so have would have a material adverse effect on the results of operations, assets, business, prospects, or condition, financial or otherwise, of the Company (collectively, the “Intellectual Property Rights”). The Company has not received any notice (written or otherwise) that the Intellectual Property Rights used by the Company violate or infringe upon the rights of any other person or entity. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another person or entity of any of the Intellectual Property Rights. The Company has taken reasonable security measures to protect the secrecy, confidentiality and value of all of its Intellectual Property Rights.

(m)     Offering.  Assuming the accuracy of the representations and warranties of the Investors contained in Section 3.2 of this Agreement, the offer, issue, and sale of the Securities are exempt from the registration and prospectus delivery requirements of the Securities Act and the registration or qualification requirements of all applicable state securities laws.  Neither the Company nor any authorized agent acting on its behalf will knowingly take any action hereafter that would cause the loss of such exemptions.

(n)      Acknowledgment.  The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to the Securities and the transactions contemplated hereby and thereby and that no Investor is (i) an officer of the Company, (ii) an Affiliate of the Company or (iii) to the knowledge of the Company, a “beneficial owner” of more than 10% of the shares of Common Stock (as defined for purposes of Rule 13d-3 of the Exchange Act), except Regals Fund LP.  The Company further acknowledges that no Investor is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby, and any advice given by any Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Securities.  The Company further represents to each Investor that the Company’s decision to enter into the Transaction Documents and issue the Securities has been based solely on the independent evaluation by the Company and its representatives.

(o)      No General Solicitation; Placement Agent’s Fees.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) in connection with the offer or sale of the Securities.  The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for persons engaged by any Investor or its investment advisor) relating to or arising out of the transactions contemplated hereby.

(p)      No Integrated Offering.  Neither the Company nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, which would undermine the private placement exemption of this offering or cause it to require shareholder approval, including, without limitation, under the rules and regulations of the OTCBB or any other exchange or automated quotation system on which any of the securities of the Company are listed or designated.

(q)      Manipulation of Price.  The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any person any compensation for soliciting another to purchase any other securities of the Company.

(r)      Disclosure.  All disclosure provided to the Investors with regard to the representations and warranties contained in this Section 3.1 regarding the Company, its business and the transactions contemplated hereby, furnished in writing by the Company is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, together with the disclosure in the SEC Documents, not misleading.

(s)      Investor Reliance.  The Company expressly acknowledges and agrees that the Investors are relying upon the Company’s representations contained in this Agreement.

3.2          Representations and Warranties of the Investor.  Each Investor, severally and not jointly, hereby represents and warrants to the Company as follows:

(a)      Authorization; Enforcement.  Such Investor represents and warrants that it is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable this Agreement and otherwise to carry out its obligations hereunder.  This Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms.

(b)      Investment Intent.  Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable securities laws.  Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(c)      Investor Status.  At the time such Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrants it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act and a non-"U.S. person" within the meaning of Rule 902(k) promulgated under the Securities Act (and the Investor is not purchasing for the account or benefit of a U.S. Person).  At the time of the offer and sale of the Securities, the Investor was not located in the United States.  Such Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.

(d)      General Solicitation.  Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

(e)      Access to Information.  Such Investor acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Shares and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Investor understands that a purchase of the Securities is a speculative investment involving a high degree of risk.  Such Investor is aware that there is no guarantee that such Investor will realize any gain from this investment, and that such Investor could lose the total amount of this investment. Such Investor acknowledges that it has received no representations or warranties from the Company or its employees or agents in making this investment decision other than as set forth in this Agreement.

(f)      Independent Investment Decision.  Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement, such decision has been independently made by such Investor and such Investor confirms that it has only relied on the advice of its own business and/or legal counsel and not on the advice of any other Investor’s business and/or legal counsel in making such decision.

(g)      Short Sales.  Such Investor has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Investor, executed any Short Sales in the securities of the Company since the date that such Investor was first contacted regarding an investment in the Company.

(h)      Limitations on Transfers. Such Investor acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available.  Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions, which may include, among other things, the existence of a public market for the securities, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of securities being sold during any three month period not exceeding specified limitations.

(i)       Company Reliance.  Such Investor expressly acknowledges and agrees that the Company is relying upon such Investor’s representations contained in this Agreement.

ARTICLE IV.
REGISTRATION RIGHTS

4.1           Registration Statement.

(a)      The Company shall prepare and file with the SEC within one hundred and twenty (120) calendar days after the Closing Date (the “Filing Deadline”) a registration statement (on Form S-1, or other appropriate registration statement form) under the Securities Act (the “Registration Statement”), at the sole expense of the Company (except as specifically provided in Section 4.2 of this Agreement) so as to permit a public offering and resale of the Shares and the Warrant Shares (the “Registrable Securities”) in the United States under the Securities Act by the Investors as selling stockholders. The Company shall use its reasonable best efforts to cause such Registration Statement to become effective as soon as possible thereafter, and within the earlier of: (i) one hundred and eighty (180) calendar days after the Closing Date (or two hundred and ten (210) calendar days in the event the SEC shall elect to review the Registration Statement), or (ii) five (5) calendar days after the SEC clearance to request acceleration of effectiveness (the “Effectiveness Deadline”).  The Company will notify the Investors of the effectiveness of the Registration Statement (the “Effective Date”) within three (3) Trading Days.

(b)      The Company will maintain the Registration Statement filed under Section 4 of this Agreement effective under the Securities Act until the earlier of the date (i) all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) the Investors receive an opinion of counsel to the Company, which opinion and counsel shall be reasonably acceptable to the Investors, that the Registrable Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) all Registrable Securities (or all Warrants, in the case of Warrants not then exercised) have been otherwise transferred to persons who may trade the Registrable Securities without restriction under the Securities Act, and the Company has delivered a new certificate or other evidence of ownership for such Registrable Securities not bearing a restrictive legend, (iv) all Registrable Securities may be sold without any time, volume or manner limitations pursuant to Rule 144 or any similar provision then in effect under the Securities Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investors, or (v) one (1) year from the Effective Date.

(c)      Prior to the Effective Date, the rights to cause the Company to register Registrable Securities granted to the Investors by the Company under Section 4 of this Agreement may be assigned in full by an Investor in connection with a transfer by such Investor of not less than 1,000,000 shares of Common Stock in a single transaction to a single transferee purchasing as principal, provided, however, that (i) such transfer is otherwise effected in accordance with applicable securities laws; (ii) such Investor gives prior written notice to the Company; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement in a form reasonably satisfactory to the Company, and such transfer is otherwise in compliance with this Agreement.

(d)      If at any time or from time to time after the Effective Date, the Company notifies the Investors in writing of the existence of a Potential Material Event (as defined in Section 4(e) below), the Investors shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until the Investors receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event.  If a Potential Material Event shall occur prior to the Filing Deadline, then the Company’s obligation to file such Registration Statement shall be delayed for not more than fifty (50) calendar days.  The Company must, if lawful and practicable, give the Investors notice in writing at least two (2) Trading Days prior to the first day of the blackout period.

(e)      “Potential Material Event” means any of the following: (i) the possession by the Company of material information not ripe for disclosure in a registration statement, as determined in good faith by the Chief Executive Officer or the Board of Directors of the Company that disclosure of such information in a Registration Statement would be detrimental to the business and affairs of the Company; or (ii) any material engagement or activity by the Company which would, in the good faith determination of the Chief Executive Officer or the Board of Directors of the Company, be adversely affected by disclosure in a registration statement at such time, which determination shall be accompanied by a good faith determination by the Chief Executive Officer or the Board of Directors of the Company that the applicable Registration Statement would be materially misleading absent the inclusion of such information; provided that, (i) the Company shall not use such right with respect to the Registration Statement for more than an aggregate of 90 days in any 12-month period; and (ii) the number of days the Company is required to keep the Registration Statement effective under Section 4(b)(v) above shall be extended by the number of days for which the Company shall have used such right.

(f)       The Investors will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investors and proposed manner of sale of the Registrable Securities required to be disclosed in any Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering.  Any delay or delays caused by the Investors, or by any other purchaser of securities of the Company having registration rights similar to those contained herein, by failure to cooperate as required hereunder shall not constitute a breach or default of the Company under this Agreement.

(g)      Notwithstanding anything in this Agreement to the contrary, if the SEC limits the number of Registrable Securities that may be included in the Registration Statement due to limitations on the use of Rule 415 of the Securities Act, then the Company shall so advise all the Investors holding Registrable Securities which were proposed to be registered in such Registration Statement, and the number of shares of Common Stock that may be included in the Registration Statement shall be allocated to the holders of such Registrable Securities so requesting to be registered on a pro rata basis, based on the number of Registrable Securities then held by all such Investors.

4.2           Registration Expenses.  All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and “blue sky” laws (including, without limitation, all attorneys' fees of the Company, registration, qualification, notification and filing fees, printing expenses, escrow fees, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration) shall be borne by the Company.  The Investors shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel.  The Company shall qualify any of the Registrable Securities for sale in such states as an Investor reasonably designates.  However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process.  The Company at its expense will supply each Investor with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by such Investor.

4.3           Registration Procedures. Whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Securities Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the assistance and cooperation as reasonably required of the Investors with respect to each Registration Statement:

(a)       prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Investor and reflect in such documents all such comments as the Investor (and its counsel), reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents) and (B) furnish to the Investor such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Securities Act, and such other documents, as the Investor may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by the Investor;

(b)      register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investor shall reasonably request (subject to the limitations set forth in Section 4.2 above), and do any and all other acts and things which may be necessary or advisable to enable the Investor to consummate the public sale or other disposition in such jurisdiction of the securities owned by the Investor;

(c)      cause the Registrable Securities to be quoted or listed on each service on which the Common Stock of the Company is then quoted or listed;

(d)      notify the Investor, at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of  the circumstances then existing, and the Company shall prepare and file a curative amendment as promptly as commercially reasonable;

(e)      as promptly as practicable after becoming aware of such event, notify the Investor (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension; and

(f)      provide a transfer agent and registrar for all securities registered pursuant to the Registration Statement and a CUSIP number for all such securities.

4.4           Piggyback Registration Rights. In addition to the registration rights set forth in Section 4.1 of this Agreement, if the Registration Statement to be filed pursuant to Section 4.1 is not filed by the Filing Deadline, or otherwise declared effective by the SEC, then the Investors shall also have certain “piggy-back” registration rights as follows:

(a)      If at any time after the issuance of the Registrable Securities, the Company shall file with the SEC a registration statement under the Securities Act registering any shares of equity securities (but other than registration relating solely to employee benefit plans on Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future), the Company shall give written notice to the Investors prior to such filing.

(b)      Within twenty (20) calendar days after such notice from the Company, each Investor shall give written notice to the Company whether or not it desires to have all of its Registrable Securities included in the registration statement.  If an Investor fails to give such notice within such period, such Investor shall not have further rights hereunder to have its Registrable Securities registered pursuant to such registration statement.  If an Investor gives such notice, then the Company shall include such Investor’s Registrable Securities in the registration statement, at Company’s sole cost and expense, subject to the remaining terms of this Section 4.4.

(c)      If the registration statement relates to an underwritten offering, and the underwriter shall determine in writing that the total number of shares of equity securities to be included in the offering, including the Registrable Securities, shall exceed the amount which the underwriter deems to be appropriate for the offering, the number of shares of the Registrable Securities shall be reduced in the same proportion as the remainder of the shares in the offering and the Investor’s Registrable Securities included in such registration statement will be reduced proportionately, provided, however, that securities being offered by the Company or by a shareholder pursuant to demand registration rights shall be entitled to priority over the Registrable Securities.  Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For this purpose, if other securities in the registration statement are derivative securities, their underlying shares shall be included in the computation.  The Investor shall enter into such agreements as may be reasonably required by the underwriters and the Investor shall pay the underwriters commissions relating to the sale of their respective Registrable Securities.

(d)      The Investors shall have an unlimited number of opportunities to have the Registrable Securities registered under this Section 4.4, provided that the Company shall not be required to register any Registrable Security or keep any Registration Statement effective beyond such period required under Section 4.1(b) of this Agreement.

(e)      The Investors shall furnish in writing to the Company such information as the Company shall reasonably require in connection with a registration statement.

(f)       The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 4.4 prior to the effectiveness of such registration, whether or not any Investor has elected to include securities in such registration.

4.5           Indemnity and Contribution.

(a)      The Company agrees to indemnify and hold harmless each Investor, its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor within the meaning of Section 15 of the Securities Act, from and against any direct losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which such Investor or such other indemnified persons may become subject  (including in settlement of litigation, whether commenced or threatened) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in the Registration Statement, including all documents filed as a part thereof and information deemed to be a part thereof, on the effective date thereof, or any amendment or supplements thereto, and the Company will, as incurred, reimburse such Investor, each of its officers, directors, employees, partners, legal counsel and accountants, and each person controlling such Investor, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend or settling such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage, expense or liability (or action or proceeding in respect thereof) arises out of, or is based upon, (i) the failure of such Investor, or any of its agents, affiliates or persons acting on its behalf, to comply with such Investor's covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities, (ii) an untrue statement or omission in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Investor, or any of its agents, affiliates or persons acting on its behalf, and stated to be specifically for use in preparation of the Registration Statement and not corrected in a timely manner by such Investor in writing or (iii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to such Investor prior to the pertinent sale or sales by such Investor and not delivered by such Investor to the individual or entity to which it made such sale(s) prior to such sale(s).

(b)      Each Investor, severally and not jointly, agrees to indemnify and hold harmless the Company, its officers, directors, employees, partners, legal counsel and accountants, and each person controlling the Company within the meaning of Section 15 of the Securities Act, from and against any direct losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) to which the Company or such other indemnified persons may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) the failure of such Investor or any of its agents, affiliates or persons acting on its behalf, to comply with the covenants and agreements contained in this Agreement with respect to the sale of Registrable Securities; or (ii) an untrue statement or alleged untrue statement of a material fact or omission to state a material fact in the Registration Statement in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by or on behalf of such Investor and stated to be specifically for use in preparation of the Registration Statement; provided, however, that such Investor shall not be liable in any such case for (i) any untrue statement or alleged untrue statement or omission in any prospectus or Registration Statement which statement has been corrected, in writing, by such Investor and delivered to the Company before the sale from which such loss occurred; or (ii) an untrue statement or omission in any prospectus that is corrected in any subsequent prospectus, or supplement or amendment thereto, that was delivered to such Investor prior to the pertinent sale or sales by such Investor and delivered by such Investor to the individual or entity to which it made such sale(s) prior to such sale(s), and such Investor will, as incurred, reimburse the Company for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.  Notwithstanding the foregoing, such Investor shall not be liable or required to indemnify the Company or such other indemnified persons in the aggregate for any amount in excess of the net amount received by such Investor from the sale of the Registrable Securities, to which such loss, claim, damage, expense or liability (or action proceeding in respect thereof) relates.

(c)      Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 4.5, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action and, subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall wish, to assume the defense thereof.  After notice from the indemnifying person to such indemnified person of the indemnifying person’s election to assume the defense thereof, the indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or shall exist a conflict of interest that would, in the opinion of counsel to the indemnified party, make it inappropriate under applicable laws or codes of professional responsibility for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, further, that the indemnifying person shall not be obligated to assume the expenses of more than one counsel to represent all indemnified persons.  In the event of such separate counsel, such counsel shall agree to reasonably cooperate. Notwithstanding anything to the contrary herein, no indemnifying person shall be required to pay any amounts of indemnification or contribution with respect to a settlement of any Proceeding or losses, claims, damages, expenses or liabilities if such settlement is effected without the consent of the indemnifying person.

(d)      If the indemnification provided for in this Section 4.5 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any direct losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investors, or its respective agents, affiliates or persons acting on its behalf, on the other in connection with the statements or omissions which resulted in such losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or an Investor, or its agents, affiliates or persons acting on its behalf, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Company and such Investor agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions or proceedings in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  In any event, such Investor shall not be liable or required to contribute to the Company in the aggregate for any amount in excess of the net amount received by such Investor from the sale of its Registrable Securities.

4.6           Market Standoff.    Each Investor hereby agrees that, if so requested by the representative of the lead or managing underwriters of a public offering (the “Managing Underwriter”), such Investor shall not, without the prior consent of the Managing Underwriter (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any Registrable Securities or any other securities of the Company or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Registrable Securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Registrable Securities or such other securities, in cash or otherwise, during the period specified by the Managing Underwriter (the “Market Standoff Period”), with such period not to exceed 10 days prior to the anticipated effective date of such registration statement and 90 days following the effective date of such registration statement. Each Investor further agrees to execute such agreements as may be reasonably requested by the underwriters in the Company’s offering on the same terms of this Section 4.6.

ARTICLE V.
TERMINATION

5.1           Intentionally omitted.

ARTICLE VI.
MISCELLANEOUS

6.1           Certificates; Resales.

(a)      The Securities may only be disposed of in compliance with state and federal securities laws.  In connection with any transfer of the Securities other than pursuant to an effective registration statement or Rule 144(b)(1), to the Company or to an Affiliate of an Investor, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

(b)      Certificates evidencing the Securities will contain the following legend, until such time as they are not required:

[NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  [THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] [THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.

(c)      Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 5.1(b) of this Agreement), (i) following a sale of such securities pursuant to an effective registration statement, or (ii) following any sale of such Shares or Warrant Shares pursuant to Rule 144 (assuming the transferor was not an Affiliate of the Company), or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(b)(1), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the SEC).  The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder in contemplation of a sale of Registrable Securities pursuant to the Registration Statement.  If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the issuance of the Warrant Shares, such Warrant Shares shall be issued free of all legends.  The Company agrees that at such time as such legend is no longer required under this Section 5.1(c), it will, no later than three Trading Days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing Warrant Shares issued with a restrictive legend accompanied by a customary representation letter , deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends.  The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section 5.1(c) except in the case of an Investor or its permitted transferee becoming an Affiliate.  Certificates for Securities subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Investors by crediting the account of the Investor’s prime broker with the Depository Trust Company System.

6.2           Indemnification.

(a)      Each Investor acknowledges that he, she or it understands the meaning and legal consequences of the representations and warranties that are contained herein and hereby agrees, severally and not jointly, to indemnify, save and hold harmless the Company and its directors, officers, employees and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of such Investor contained in this Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, each Investor’s representations, warranties and indemnification contained herein shall survive such Investor’s purchase of the Securities hereunder for a period of one year following the date hereof.

(b)      The Company acknowledges it understands the meaning and legal consequences of the representations and warranties that are contained herein and hereby agrees to indemnify, save and hold harmless each Investor and its directors, officers, employees and counsel, from and against any and all claims or actions arising out of a breach of any representation, warranty or acknowledgment of the Company contained in this Agreement.  Such indemnification shall be deemed to include not only the specific liabilities or obligations with respect to which such indemnity is provided, but also all reasonable costs, expenses, counsel fees and expenses of settlement relating thereto, whether or not any such liability or obligation shall have been reduced to judgment.  In addition, the Company’s representations, warranties and indemnification contained herein shall survive the purchase of the Securities hereunder for a period of one year following the date hereof.

6.3           Abstention from Trading. From the date hereof until the Closing Date, (i) the Investors will not engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock and (ii) the Company will not, and the Company shall cause its directors and officers and each of its and their respective Affiliates to not, engage in any financial market transactions (whether long, short or other hedging transactions) with respect to the Company’s Common Stock.

6.4           Entire Agreement; Amendment.  The parties have not made any representations or warranties with respect to the subject matter hereof not set forth herein.  This Agreement, together with the Warrants and any other instruments executed simultaneously herewith, constitute the entire agreement between the parties with respect to the subject matter hereof.  All understandings and agreements heretofore between the parties with respect to the subject matter hereof are merged in this Agreement and any such instruments, which alone fully and completely expresses their agreement.  This Agreement may not be changed, modified, extended, terminated or discharged orally, but only by an agreement in writing, which is signed by all of the parties to this Agreement.

6.5           Notices.  Any notice required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective on (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Agreement prior to 5:30 p.m. (in the time zone of the recipient of such notice) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Agreement on a day that is not a Trading Day or later than 5:30 p.m. (in the time zone of the recipient of such notice) on any Trading Day, (iii) the 2nd Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, including Express Mail, for United States deliveries or (iii) five (5) Trading Days after deposit in the United States mail by registered or certified mail for United States deliveries.  All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party’s signature of this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. The address for such notices and communications shall be as follows:

If to the Company:	Oramed Pharmaceuticals Inc.

Hi-Tech Park 2/5
Givat-Ram
PO Box 39098
Jerusalem 91390 Israel
Attn: Nadav Kidron
Facsimile: +972-2-566-0004

With a copy to:
Goldfarb Seligman & Co., Law Offices
Electra Tower, 98 Yigal Alon Street
Tel Aviv 67891, Israel
Attn:  Adam M. Klein, Adv.
Facsimile:  +972-3-608-9855

If to an Investor:	To the address set forth under such Investor's name
on the signature pages hereof.

6.6           Delays or Omissions.  Except as otherwise specifically provided for hereunder, no party shall be deemed to have waived any of his or her or its rights hereunder or under any other agreement, instrument or document signed by any of them with respect to the subject matter hereof unless such waiver is in writing and signed by the party waiving said right.  Except as otherwise specifically provided for hereunder, no delay or omission by any party in exercising any right with respect to the subject matter hereof shall operate as a waiver of such right or of any such other right.  A waiver on any one occasion with respect to the subject matter hereof shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.  All rights and remedies with respect to the subject matter hereof, whether evidenced hereby or by any other agreement, instrument or document, will be cumulative, and may be exercised separately or concurrently.

6.7           Severability.  If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be excluded from this Agreement, and the balance of this Agreement shall be interpreted as if such provision was so excluded and shall be enforceable in accordance with its terms.

6.8           Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

6.9           Counterparts; Signatures.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall constitute one instrument.  Signatures transmitted by facsimile or scanned and transmitted by electronic mail shall be considered valid and binding signatures.

6.10         Survival of Warranties.  The representations, warranties, covenants and agreements of the Company and the Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and shall in no way be affected by any investigation made by an Investor or the Company.

6.11         Further Action.  The parties agree to execute any and all such other and further instruments and documents, and to take any and all such further actions reasonably required to effectuate this Agreement and the intent and purposes hereof.

6.12         Construction.  The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.  This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

6.13           No Third-Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

6.14           Governing Law; Venue and Waiver of Jury Trial.  This Agreement is to be construed in accordance with and governed  by the  internal  laws of the State of Delaware without giving effect to any choice of law rule that would cause the application of the laws of any jurisdiction to the rights and duties of the  parties.  The Company and the Investors agree that any suit, action, or proceeding arising out of or relating to this Agreement shall be brought to any court of competent jurisdiction sitting in Wilmington, Delaware and that the parties shall submit to the jurisdiction of such court. The parties irrevocably waive, to the fullest extent permitted by law, any objection the party may have to the laying of venue for any such suit, action or proceeding brought in such court.  THE PARTIES ALSO EXPRESSLY WAIVE ANY RIGHT THEY HAVE OR MAY HAVE TO A JURY TRIAL OF ANY SUCH SUIT, ACTION OR PROCEEDING.  If any one or more provisions of this Section 6.14 shall for any reason be held invalid or unenforceable, it is the specific  intent of the parties that such provisions shall be modified to the minimum extent necessary to make it or its application valid and enforceable.

6.15           Replacement of Securities.  If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested.  The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.  If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

6.16           Independent Nature of Investors’ Obligations and Rights.  The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance or non-performance of the obligations of any other Investor under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents.  Each Investor shall be entitled to independently protect and enforce its rights, including without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORAMED PHARMACEUTICALS INC.

By:	/s/
Name: Nadav Kidron
Title: Chief Executive Officer

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGES FOR INVESTORS FOLLOW]

IN WITNESS WHEREOF, the parties have executed this Securities Purchase Agreement as of the date first written above.

Investment Amount:

     ___________________Units x $0.37 per Unit = $_____________

(Each Unit consists of one Share and a Warrant convertible into 0.50 Shares)

Name of Investor: _______________________

Signature of Authorized Signatory of Investor:_____________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: _________________________________________________

Email Address of Investor:  _____________________

Phone number of Investor: _______________________

Social Security or Taxpayer Identification Number _______________________________

Address for Notice of Investor:

_______________________

_______________________
_______________________
_______________________
_______________________
Facsimile:  ________________

Address for Delivery of Securities for Investor (if not same as above):
____________________________________________
____________________________________________
____________________________________________
____________________________________________

SCHEDULE 1

Investor Name	Number of Shares	Number of Warrant Shares (50% of the Number of Shares)	Investment Amount
___________	__________	___________	$________

SCHEDULE 2

WIRE TRANSFER INSTRUCTIONS (US DOLLARS)

HSBC BANK USA ABA 021001088
452 FIFTH AVENUE
NEW YORK, N. Y. 10018
FAVOR OF ACCOUNT NAME:  ORAMED PHARMACEUTICALS INC.
ACCOUNT NUMBER: 605154082
SWIFT MRMDUS33